SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                            1-10434                 13-1726769
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


        PLEASANTVILLE, NEW YORK                             10570-7000
  (Address of principal executive offices)                  (Zip Code)

            Registrant's telephone number, including area code:
                                 (914) 238-1000




                                                             Page 1 of 33 pages.

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ITEM 5.   OTHER EVENTS

On January 27, 2004, The Reader's Digest Association, Inc. (the "Company") entered into amendments to its $950,000,000 Term Loan Agreement (the "Term Loan Agreement") and $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement (the "Revolving Facility Agreement" and, together with the Term Loan Agreement, the "Credit Agreements"), in each case among the Company and the lenders listed therein. The covenants in the Credit Agreements were amended to specifically permit the Company to consummate a sale-leaseback of its headquarters in Westchester County, New York.

On February 12, 2004, the Company entered into amendments to the Credit Agreements. The covenants in the Credit Agreements were amended in order to give the Company greater flexibility to, among other things, make acquisitions, reinvest proceeds from asset sales and pay cash dividends.

The above summary descriptions of the amendments involving the Company are qualified in their entirety by reference to the amendments to which each summary description relates, each of which amendments are being filed herewith.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not applicable

         (c)      EXHIBITS

                  NUMBER                   DESCRIPTION

                  10.32 Form of Second Amendment to the $950,000,000 Term Loan Agreement, dated as of January 27, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  10.33 Form of Second Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of January 27, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  10.34 Form of Third Amendment to the $950,000,000 Term Loan Agreement, dated as of February 12, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  10.35 Form of Third Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of February 12, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

                  99.1 The Company's news release, issued on March 3, 2004, announcing the completion of the $300 million senior notes offering.

ITEM 9.  REGULATION FD DISCLOSURE.

         Furnished herewith is the Company's news release, issued on March 3, 2004, announcing the completion of the $300 million senior notes offering. (Exhibit 99.1)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE READER'S DIGEST ASSOCIATION, INC.
                                                  (Registrant)


DATE:  March 3, 2004
                                            /S/  MICHAEL S. GELTZEILER
                                       ----------------------------------------
                                                 MICHAEL S. GELTZEILER
                                               Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



EXHIBIT NO.                             DESCRIPTION

  10.32 Form of Second Amendment to the $950,000,000 Term Loan Agreement, dated as of January 27, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

  10.33 Form of Second Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of January 27, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

  10.34 Form of Third Amendment to the $950,000,000 Term Loan Agreement, dated as of February 12, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

  10.35 Form of Third Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of February 12, 2004, among The Reader's Digest Association, Inc. and the Lenders listed therein.

  99.1 The company's news release, issued on March 3, 2004, announcing the completion of the $300 million senior notes offering.